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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 9, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-496-58	84-1602895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 5. Other Events.

        Exhibits 99.4 and 99.5 set forth two errata sheets to correct certain information in the second amended disclosure statement dated January 7, 2003 (the "Disclosure Statement") filed by United Pan-Europe Communications N.V. ("UPC") as Exhibit 99.1 to UPC's Report on Form 8-K filed on January 9, 2003.

        UPC's Report on Form 8-K/A, dated January 9, 2003 (setting forth the two errata sheets to the Disclosure Statement) and copies of the two errata sheets are attached hereto as Exhibits 99.3, 99.4 and 99.5, respectively, and are incorporated herein in their entirety by reference.

        Note regarding forward-looking statements.    This Report on Form 8-K/A and the documents incorporated herein and included as exhibits contain forward-looking statements, including the timing and outcome of UPC's U.S. and Dutch insolvency proceedings, as well as other non-historical information. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements, including, among other things, the outcome of the court proceedings.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Current Report on Form 8-K of UPC (File No. 000-25365), dated January 9, 2003 (exhibit omitted).*
99.2
Second amended disclosure statement dated January 7, 2003 filed by UPC and New UPC, Inc., together with Annex A (second amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code) and Annex B (Akkoord (as revised)), incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), dated January 9, 2003.*
99.3	Current Report on Form 8-K/A of UPC (File No. 000-25365), dated January 9, 2003 (exhibit index and exhibits omitted).
99.4
Errata Sheet to the second amended disclosure statement dated January 7, 2003 of UPC, incorporated by reference from the Current Report on Form 8-K/A of UPC (File No. 000-25365), dated January 9, 2003.
99.5
Second Errata Sheet to the second amended disclosure statement dated January 7, 2003 of UPC, incorporated by reference from the Current Report on Form 8-K/A of UPC (File No. 000-25365), dated January 9, 2003.

*
Previously filed as exhibit to the Current Report on Form 8-K of UnitedGlobalCom, Inc. (File No. 000-496-58), dated January 9, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ FREDERICK G. WESTERMAN III Frederick G. Westerman III Chief Financial Officer

Date: January 15, 2003

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Current Report on Form 8-K of UPC (File No. 000-25365), dated January 9, 2003 (exhibit omitted).*
99.2
Second amended disclosure statement dated January 7, 2003 filed by UPC and New UPC, Inc., together with Annex A (second amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code) and Annex B (Akkoord (as revised)), incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), dated January 9, 2003.*
99.3	Current Report on Form 8-K/A of UPC (File No. 000-25365), dated January 9, 2003 (exhibit index and exhibits omitted).
99.4
Errata Sheet to the second amended disclosure statement dated January 7, 2003 of UPC, incorporated by reference from the Current Report on Form 8-K/A of UPC (File No. 000-25365), dated January 9, 2003.
99.5
Second Errata Sheet to the second amended disclosure statement dated January 7, 2003 of UPC, incorporated by reference from the Current Report on Form 8-K/A of UPC (File No. 000-25365), dated January 9, 2003.

*
Previously filed as exhibit to the Current Report on Form 8-K of UnitedGlobalCom, Inc. (File No. 000-496-58), dated January 9, 2003.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX